UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2009

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 8, 2009, SunTrust Banks, Inc. (the "Registrant" or "SunTrust") announced the completion of its previously announced common stock offering and other initiatives that bring the Company to 96% of the Tier 1 common capital target indicated by the Federal Reserve’s Supervisory Capital Assessment Program ("SCAP"). A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All information in the news release speaks as of the date thereof and the Registrant does not assume any obligation to update said information in the future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

June 8, 2009	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Assocaite General Counsel, Group Vice President and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News release dated June 8, 2009